PROVISIONS FOR LITIGATION AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2023
PROVISIONS FOR LITIGATION AND CONTINGENT LIABILITIES
PROVISIONS FOR LITIGATION AND CONTINGENT LIABILITIES

NOTE 29 – PROVISIONS FOR LITIGATION AND CONTINGENT LIABILITIES

The Company and its subsidiaries are party to several lawsuits in progress in court, mainly in the labor and civil spheres, which are in various different stages of the legal process. The main claims relate to:

●	Civil lawsuits – The following highlighted claims discuss: (i) Principal amount and correction of remuneration and default interest on the Compulsory Loan, (ii) proceedings arising from payments, fines and charges for alleged delays and defaults, and (iii) civil claims linked to the relationship with consumers, related to indemnities for moral and material damages arising mainly from irregularities in the measurement of consumption and undue collections;
●	Labor lawsuits – The following are highlighted: (i) lawsuits filed by employees of service providers’ own staff, (ii) lawsuits linked to issues related to labor and employment relationships;
●	Tax lawsuits – The following highlighted claims discuss: (i) non-approved PIS and COFINS offsets, (ii) collection of undue social security contribution, (iii) assessments by the untimely bookkeeping of ICMS credits, ICMS credit reversal requirements on energy losses, use of ICMS credit due to CCC subsidies, in addition to various tax collection proceedings and proceedings in which consumers seek reimbursement for street lighting fees paid, and (iv) calculation and compensation of tax losses related to IRPJ and CSLL;
●	Regulatory lawsuits – information has been provided highlighting the claims in which issues related to the termination of concession contracts are discussed; and
●	Environmental lawsuits – information has been provided highlighting the claims that discuss issues related to the Company’s operations and projects’ licensing and environmental damages.

29.1 – Provisions for litigation

The Company and its subsidiaries set up provisions in an amount sufficient to cover losses considered probable and for which a reliable estimate can be made in the following amounts:

	12/31/2023	12/31/2022
Current
Civil	2,282,579	2,702,135
Labor	8,294	7,026
	2,290,873	2,709,161
Non-current
Civil	20,550,810	26,945,065
Labor	2,283,424	2,069,861
Tax	784,408	586,489
Regulatory	526,628	945,790
Environmental	105,549	76,353
	24,250,819	30,623,558
	26,541,692	33,332,719

These provisions had the following changes in the year ended December 31, 2023:

Balance on December 31, 2022	33,332,719
Acquisition of investee control	272,956
Reversal of provisions	(1,290,182)
Monetary correction	1,533,905
Transfer for judicial settlement	(3,825,597)
Payments	(3,482,109)
Balance on December 31, 2023	26,541,692

The claims, plus interest and monetary restatement, with probable loss are presented below:

29.1.1 – Civil

On December 31, 2023, Eletrobras and its subsidiaries were subject to civil lawsuits with a probable estimate of losses of R$22,833,389 (R$29,647,200 on December 31, 2022).

●	Compulsory Loan

There is significant judicial litigation involving the Company, in which the largest number of lawsuits seek to challenge the criteria for monetary restatement of the compulsory loan book-entry credits on the consumption of electricity determined by the legislation governing the compulsory loan and applied by the Company, and the application of inflationary adjustments resulting from economic plans implemented in Brazil. As of December 31, 2023, Eletrobras had 3,374 provisioned proceedings related to the specific matter of monetary correction of book-entry credits (3,703 processes as of December 31, 2022). For more information, see note 24.

Eletrobras, in the scope of these proceedings, has recorded provisions related to: (i) difference in principal resulting from monetary correction criteria, (ii) remunerative interest reflexes; and (iii) application of default interest (substantially the SELIC rate, levied on principal, correction of interest paid and remuneration interest).

In the year ended December 31, 2023, a provision, net of reversal, was recognized in the approximate amount of R$1,937,088, totaling a provision of R$17,263,567 (R$24,424,205 on 31 December 2022),referring to the compulsory loan processes. That reversal is due substantially to the judicial agreements signed by the Company.

	12/31/2023	12/31/2022
Principal	4,231,929	6,150,499
Adjustment of interest paid	24,475	39,902
Remuneration interest	2,637,436	4,040,093
Default interest	9,521,203	13,081,861
Attorney fees	749,652	1,028,103
Other funds	98,872	83,747
Total	17,263,567	24,424,205

●	Compulsory loan – Judicial settlements

Within the scope of the provision related to the compulsory loan on electricity (“ECE”), the Company has been taking measures to mitigate the risks involved.

In this context, Eletrobras created the Compulsory Loan Executive Committee in order to seek economically favorable legal settlements and full settlement of these proceedings. Due to these negotiations, in 2023, Eletrobras obtained the reduction of that obligation in the amount of R$3,895,596; of this amount R$1,954,876 impacted the result positively due to the agreements already signed. Payments were made in the amount of R$2,923,987, under agreements that already had their respective judicial approvals, with the due final judgment. At the moment the agreement is signed the due amount is transferred to the current liability in the account compulsory loans - agreement.

In December 2023, the obligation remains regarding the compulsory loan agreements for the updated value of R$896,746.

●	Addendum Partial Nullity - analytical Price Correction K Factor (Chesf)

Chesf is the plaintiff in a lawsuit requesting the declaration of partial nullity of an amendment to the civil construction contract for the Xingó Hydroelectric Power Plant, entered into with the Consortium formed by Companhia Brasileira de Projetos e Obras - CBPO, CONSTRAN S.A. - Construções e Comercio e Mendes Júnior Engenharia S.A. and the return of amounts originally paid, as a K Factor, with a historic value of approximately R$350,000, double. The defendants, in addition to contesting the fact, filed a counterclaim in parallel seeking Chesf’s conviction for overdue payments arising from the same contractual amendment not timely settled by the Company. The K factor refers to the collection of a price adjustment index in view of the need to compensate for the inflationary effects caused by the economic plans instituted in the late 1980s. The effects of price adjustments caused losses to the Company, resulting in the overcharging of the amounts, in addition to the lack of provision in the notice of contracting the Consortium. There is no forecast for the complete outcome of this dispute.

Considering that the process of liquidation of sentence and the consequent provisional execution brought against the subsidiary Chesf were extinguished by decision of the Superior Court of Justice, Chesf is calculating the losses caused to it by the blocking of its accounts during the referred to provisional execution for adoption of the appropriate measures as to any compensation for damages suffered.

The Company, based on the opinion of its legal advisors, updated the provision in its non-current liabilities, in the amount of R$2,118,528 (R$2,067,368, in 2022).

29.1.2 - Tax

On December 31, 2023, Eletrobras and its subsidiaries has tax lawsuits for R$784,408 (R$586,489 on 31 December 2022), with the estimated probable loss due principally from the Notice of Violation process – PIS and COFINS in the subsidiary Furnas, the other processes dispersed:

●	Tax assessment – PIS/COFINS

The amount classified with probable loss, and placed in full in judicial escrow, is R$202,475 as of December 31, 2023 (R$189,208 as of December 31, 2022). The process refers to an action of annulment: the Federal Union brought a Fiscal Execution charging a Notice of Violation, but the judge suspended it until the question is definitively analyzed in the action of annulment brought by Furnas, that was initially against the Federal Union to question the final charging arising from the Notice of Violation that pointed out the incompatibility between the amounts of PIS/COFINS informed in the Declaration of Federal Debits and Credits (DCTF) and Statement of Social Contributions (DACON) in the 2010 financial year. Furnas had understood that the revenue received from the use of the Itaipu Electrical Grid would be exempt, not being subject to the incidence of PIS/COFINS. The Furnas request was dismissed, however the Company appealed and is awaiting judgment.

29.1.3 - Labor

As of December 31, 2023, Eletrobras have labor lawsuits worth R$2,291,718 (R$2,076,887 as of December 31, 2022), that is the likely estimate of loss in these lawsuits.

29.2 - Contingent Liabilities

Additionally, Eletrobras and its subsidiaries were subject to claims assessed with a possible loss in the following amounts:

	12/31/2023	12/31/2022
Civil	29,537,849	27,507,399
Labor	2,297,320	2,284,664
Tax	11,176,242	10,400,731
Environmental	2,510,300	1,811,883
Regulatory	1,117,418	1,602,258
Others	384,737	345,879
	47,023,866	43,952,814

29.2.1 – Main Proceedings - Civil

As of December 31, 2023, Eletrobras had civil lawsuits of R$29,537,849 (R$27,507,399 on December 31, 2022), and their probability of loss is possible, where no provision is made. The following stand out:

●	Compulsory loan

We are a party to several legal proceedings relating to the compulsory loan program for electricity consumption, established pursuant to Law No. 4,156/1962 and amended by Decree-Law No. 1,512/1976. This compulsory loan program was terminated in 1993, and the final collection date was December 31, 1993.

Book-Entry Credits

In the second phase, initiated under the terms of Decree-Law No. 1,512/1976, taxpayers’ credits arising from collections carried out from 1977 to 1993 were no longer represented by bearer obligations and we recorded them as book-entry credits and opted for subsequent conversion into our preferred shares. Most of these book-entry credits arising from compulsory loans, resulting from collections carried out from 1977 to 1993 (which were subject, during their maturity periods, to remunerative interest of 6% per year on behalf of the taxpayer), were paid through their conversion into preferred shares at our General Shareholders’ Meetings in 1988, 1990, 2005 and 2008, which we believe was in accordance with compulsory loan legislation.

However, over the years electricity consumers filed numerous lawsuits against us concerning book-entry credits in the context of the second phase of the compulsory loan program. These lawsuits can be divided into four main categories of claims: (i) disputes concerning the criteria and indices adopted for monetary restatement (inflation), levied on the principal amount of the compulsory loan credits, which were determined by the law that governs the compulsory loan program; (ii) disputes regarding the appropriate period for the accrual of remunerative interest of 6% per year on the amount of monetary restatement on the loan principal, (iii) disputes concerning interest on arrears on the amount of monetary restatement on the principal amount and corresponding remunerative interest of 6% per year; and (iv) disputes regarding the legitimacy of the claims made by the plaintiffs in legal proceedings.

In general, and subject to certain exceptions, we have not recorded any provision in relation to lawsuits aimed at collecting book-entry credits of compulsory loans that are initiated by third parties. This is due to the fact that we have classified the risk of loss in these proceedings as possible.

Considering the differences in calculation methodologies presented above, we estimate a possible risk of R$3.3 billion, including charges that we consider to be illegitimate by certain creditors and claims of branches not included in the initial petition.

●	Nullity of the Trade Union Agreement (CHESF)

This is a public civil claim initiated by the Federal Public Prosecutor’s Office – MPF, in which it pursues obtaining a court ruling that declares the non-existence of the Amendment to the 1986 Ruling, signed in 1991, between Chesf and the representatives of the Union of Rural Workers Submédio São Francisco. The amount attributed to the claim was R$ 1,000,000. A judgment was delivered declaring the 1991 agreement between Chesf and Polo Union to be null and void, which changed the way of calculating the Temporary Maintenance Allowance (VMT) to the equivalent of 2.5 minimum wages; as well as to determine the payment of the differences found since 1991 between the amount actually paid and the value of 2.5 minimum wages, monetarily corrected and plus late interest for each family that received or still receives the VMT, for the respective period that have received and that belong to the territorial jurisdiction of this judicial subsection, except for the cases of resettlers who have concluded the terms of extrajudicial agreements and the public deed of donation with the defendant, renouncing the benefits of VMT, as well as removed the right of interested parties to the perception of installments affected by the five-year statute of limitations, as from the filing of the lawsuit. Appeals were filed against the sentence by Chesf and the MPF, these appeals are pending judgment, and were distributed by dependency in November 2016 to the Federal Court of Appeals Judge.

In December 2016, it was sent to the judge and is pending reporting and voting. On February 21, 2020, the proceeding was migrated to the Electronic Judicial Proceedings (Pje) system. Based on the assessment by its legal counsel, Chesf classified the risk of loss of this action as possible, in the updated amount of R$4,549,567 (R$4,159,029, on December 31, 2022).

●	Public Civil Claim – Federal Public Prosecutors’ Office of Bahia (CHESF)

This is a Public Civil Claim filed by the Federal Public Prosecutors’ Office of Bahia in order to recognize the existence, and rights of, occupants of a flooded area who were not resettled into irrigation projects. The litigation seeks to give said occupants what they are entitled to under the 1986 Agreement between CHESF and the communities involved in the construction of the Itaparica Dam. The case is pending before the Federal Court in Paulo Afonso - BA, and is currently in the appeal phase before the Federal Court of the 1st Region Circuit (TRF1). There was an injunction granted in favor of the Public Prosecutor’s Office, which was revoked by the TRF1. The sentence was favorable to the statute of limitations thesis and there is a precedent in the STJ contrary to the Federal Public Prosecutor’s claim. Based on the assessment of its legal counsel, Chesf classified the risk of loss of this action as possible, and the amount of the updated claim is R$4,135,073 (R$3,772,158, on December 31, 2022).

●	Collection of alleged losses to final consumers

This is a public civil claim handled by ANEEL to charge Chesf for alleged losses to final electricity consumers due to delays in the works related to the so-called Shared Generation Facilities - ICGs. This loss is estimated to R$ 1,471. Chesf received the summons and filed a challenge to the case in December 2015. A reply was submitted by ANEEL, the judge rejected the production of evidence required by Chesf. O MM. The Court determined the subpoena of the Federal Public Prosecutors’ office for a response which was carried out. Chesf petitioned for suspension of the proceedings due to the strategy of taking the case to the Federal Public Administration’s Attorney General’s Office - CCAF/AGU. In December 2017, the suspension request was granted for a period of six months. An application was filed with the CCAF / AGU in March 2018. There was a conciliation hearing, in which the parties showed no interest in settling. The proceedings were sent to the judge for a ruling in December 2018. In September 2019, a judgment was delivered in which the claim was partially upheld and ordered Chesf to reimburse the amounts paid by the CCEE. The court ruled that the Union was to blame for the delay so that Chesf’s liability would be limited to the percentage of its fault for the delays, which would be assessed by an expert in the ruling settlement phase. In November 2019, an appeal was filed by ANEEL. In the same month, the migration of the process to the PJe online system was determined, with the time limit for Chesf’s appeal not yet having started due to lack of publication of sentence.

On March 26, 2020, the parties were summoned to comment on the conformity of the digital records with the physical records and compliance with any act already carried out in the physical records. On May 8, 2020, Chesf filed a motion for clarification. On December 31, 2020, ANEEL objected to the motion for clarification filed by Chesf.

In October 2021, the Federal Public Prosecutor’s Office fought for the acceptance of the preliminary judgment extra petita. On the merits, the manifestation is for to not uphold the appeals. There are no conditions to assess, at the present time, what the outcome of the claim would be, since this is the first claim in the country to deal with the matter (there is jurisprudence in Brazil in respect of collective claims on a similar basis).

Based on the assessment of its legal counsel, Chesf classified the risk of loss as possible, in the estimated amount of R$ 2,455,511 (R$ 2,252,254 as of December 31, 2022).

●	Energia Potiguar Geradora Eólica S.A. (Chesf)

In October 2022, a court ruling was delivered regarding the judgment of the motions for clarification opposed by CHESF in the context of the lawsuit filed by Energia Potiguar against CHESF in which the decision that annulled the previous judgment that had been favorable to CHESF was upheld and, in the same session, the court again judged the appeals filed by the opposing parties confirming the judgment that sentenced CHESF to pay compensation due to the losses caused by the alleged delay in the delivery of the 230 kV transmission line Extremoz II – João Câmara II, part of Concession Agreement No. 019/2010.

In December 2023, the ruling was published in which the Justices of the 1st Panel of the Superior Court of Justice unanimously admitted the Appeal brought by Chesf to grant its Special Appeal, annulling the decision against it and determining a new judgment by the Court of Justice, which has not yet occurred. Considering the last development of the lawsuit, the lawsuit was classified as a probable loss risk for the estimated amount of R$673,210 (R$611,987 on December 31, 2022).

29.2.2 - Main Tax Proceedings

As of December 31, 2023, Eletrobras and its subsidiaries were subject to tax lawsuits with a probability of possible loss of R$11,176,242 (R$10,400,731 on December 31, 2022). The following stand out:

●	Tax assessement - PIS and COFINS (Furnas)

This is an administrative proceeding filed by the National Treasury against Furnas, referring to the notice of infraction drawn up due to alleged insufficient payment of PIS/COFINS since Furnas excluded the following revenues from the calculation: Exclusion of RGR from the calculation basis; Itaipu transmission revenues (exclusion of the calculation basis); Inclusion as financial income, in December 2007, of revenue from actuarial liabilities maintained with FRG. In addition, the assessment includes amounts that are no longer collected under PIS and COFINS due to the Company having compensated without presenting the appropriate document, PER/DCOMP. The Administrative Council for Tax Appeals (CARF) dismissed Furnas’ Voluntary Appeal, leaving only the matter related to the exclusion of RGR that remains under analysis in CARF in the original proceeding. Other matters were definitively judged at the administrative level. Furnas presented a guarantee to enable the issuance of a Certificate and take the discussion to the judicial sphere. The total amount classified with a possible loss prognosis is R$1,730,503 on December 31, 2023 (R$1,645,510 on December 31, 2022).

Accounting Policy

Future disbursement risks with labor, tax and civil litigation are recognized in the balance sheet, under the item Provisions for Litigation, when there are present obligations (legal or presumed) resulting from past events, of which settlement is probable and of which the amount it is possible to reliably estimate, based on the assessment of Management and internal and external legal advisors. The amounts are recorded based on the estimates of the costs of the outcomes of said lawsuits.

The risks of future disbursement with litigation (contingents), of which settlement is possible, are only disclosed in explanatory notes, without composing the Company’s liabilities.

The judicial deposits are measured initially at their nominal values and subsequently updated for inflation by indices determined by the courts of justice, which vary due to the nature of the judicial action. The reduction of the balance happens when there are assessments of deposits, whether by the company or by the other party.

Estimates and critical judgments

This assessment is supported by Management’s judgment, together with its legal advisors, considering the jurisprudence, decisions in initial and higher courts, the history of any agreements and decisions, the experience of management and legal advisors, as well as other applicable aspects.